[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

November 30, 2002

Corporate
High Yield
Fund III, Inc.

www.mlim.ml.com

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                          Corporate High Yield Fund III, Inc., November 30, 2002

DEAR SHAREHOLDER

The High-Yield Market Overview

For the six-month period ended November 30, 2002, the high-yield market returned -1.84%, as measured by the unmanaged Credit Suisse First Boston (CSFB) High Yield Index. The market bottomed in October, but recovered sharply in November, with the Index returning +5.29% for the month. By way of comparison, the Index historically has experienced significant high monthly returns at the end of what were considered to be bear markets, returning +7.61% in February 1991, +5.38% in March of that year, and more recently, gaining +5.10% in January 2001. During the last six months, investors fled the market because of ongoing concerns relating to corporate governance issues, accounting irregularities and recessionary fears, as well as the potential for military conflict in Iraq. Some market sectors were more negatively affected, as evidenced by the cable industry, hurt by the accounting misdeeds of Adelphia Communications, Inc. Those concerns also spread throughout the energy and utility sectors. The period saw bonds of former investment-grade issuers such as Enron Corporation become nearly valueless, with significant and swift downgrades of corporate bonds of other electric utility and power producers. Accounting concerns spread throughout many sectors as the period progressed. While consumer spending continued to buoy the economy, corporate spending decreased significantly. Investors became increasingly concerned that the U.S. economy would experience a "double-dip" recession, fleeing to U.S. Treasury securities and cash equivalents.

Yield spreads off U.S. Treasury bonds, at 8.77% in November 2001, widened to 9.29% at the end of November 2002 after having eased to 7.36% at the end of May. Throughout much of the 1990s, yield spreads averaged approximately 5.4%. In many cases, it appears that high-yield bonds are inexpensive at current levels and their market prices already reflect the deteriorated credit conditions of many high-yield issuers. Corporate earnings have begun to improve with many corporations reporting better-than-expected earnings, albeit at significantly reduced expectations. Liquidity in the high-yield market, while considerably reduced during the past six months, began to return in October and November 2002 as both individual and institutional investors realized that the high-yield market was significantly undervalued and offered considerable opportunity, in addition to attractive yields unavailable in other asset classes.

As the economy gradually improves, we believe that default rates should continue to decline during the next six months since default rates are a lagging indicator of the high-yield market credit trends in general. We see particular value in the high-yield market overall, but caution that bond selection continues to be critical in the current economic climate. We are cautiously optimistic about the high-yield market, supported by fair valuations, a stable to an improving economy, modestly strengthening earnings and improved liquidity.

Fund Performance

For the six-month period ended November 30, 2002, the total investment return on the Fund's Common Stock was -7.42%, based on a change in the per share net asset value from $7.68 to $6.67, and assuming reinvestment of $.422 per share income dividends. For the same period, the net annualized yield of the Fund was 15.16%. Despite the loss for the period, compared with its peer group, the Fund significantly outperformed the Lipper average of leveraged closed end high-yield funds for the six months ended November 30, 2002, which had a total return of -9.41%.

Though the Fund's relative performance is good, the Fund's loss for the period is disappointing. In part, the loss reflects the inherent volatility of a leveraged fund, in which both down and up market moves are exaggerated. There was also significant fallout from the well-publicized problems at Adelphia that spread to other cable names, notably Charter Communications Holdings, a large portfolio holding. We believe that Charter has adequate asset values to provide upside potential from current depressed levels. Similarly, a significant drag on performance for the past six months was our overweight in utilities, particularly the bonds of Mission Energy Holdings, an independent power producer. During the period, independent power producers and utilities suffered from investor fears that Enron-related complications would spread to others in the industry. We agree that there are increased risks in the sector and that some industry participants may be permanently damaged as a result. We have reduced holdings nearer to a market weighting in this sector. However, we believe in the solid asset values and eventual recovery of those companies in which we invest. The weak market gave us the opportunity to take advantage of significant values in bonds of higher-quality utilities, pipelines and independent power producers. We also continued to hold positions in several more downtrodden names in the sector. We believe that we benefited from holding these positions because of the sizeable yields on the bonds and that the negative bond trend will reverse as the sector recovers during 2003.

Performance was also hurt by credit-specific, rather than industry-wide, problems. Bonds of Foamex LP, a foam producer for furniture and auto markets, fell as company earnings were hard hit by an unexpected and dramatic rise in raw material costs. Petroleum-Geo Services, a seismic measurement company for the oil industry, suffered from the failed sale of the company, raising fears that the company would not be able to meet near-term maturities. We continue to monitor these situations, but believe that asset values should support recoveries at higher-than-current market prices.

Leverage Strategy

For the six-month period ended November 30, 2002, the Fund was on average about 24% leveraged, which was well within our mid-20% comfort range. At the end of November 2002, the Fund was 22% leveraged having borrowed $69 million at a cost of 1.58%. Thus, the Fund borrowed the equivalent of 22% of total assets, earning incremental yield on the investments we made with the borrowed funds. While leverage hurts total return in a weak market, the converse is also true. We believe that market timing is generally not a successful approach, as this strategy adds to incremental yield, but increases volatility both in weak and in strong markets. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our constructive market outlook, but recognizing the risk of near-term volatility, we continued to invest in a core of solid credits and to maintain a diverse portfolio, while taking advantage of more downtrodden names that we believe represent significant value. We attempted to take advantage of market volatility to establish or add to positions in companies that in our opinion have favorable long-term fundamentals. We previously mentioned our purchase of utility bonds. We also added to our position in bonds of Tyco International Group SA at favorable prices, given our belief in the fundamental value of the companies' businesses. Since it appears that fundamentals are improving in agricultural chemicals, we established new positions in two companies in this sector, IMC Global, Inc. and Terra Industries. We tiptoed back into the telecommunications sector, adding Qwest Corporation bonds at a corporate level that is close to the operating telephone company assets. We added bonds of Time Warner Telecom Inc., a competitive local exchange provider that has demonstrated an ability to maintain customers and financial resources in a difficult environment. On the sell side, we pared down or eliminated positions where we either were concerned about credit fundamentals or believed that bonds were fully valued. We trimmed our position in HMH Properties, Inc. and Meristar Hospitality Corp., expecting that hotels will continue to deliver unfavorable


                                     2 & 3

                          Corporate High Yield Fund III, Inc., November 30, 2002

earnings in the near term. We also sold bonds of Avista Corporation, a utility, at a substantial premium, avoiding a subsequent drop on fears of Enron ties and sold our position in Tucson Electric, an illiquid bond that in our opinion was fully valued. We sold a number of distressed positions that appeared to have had minimal recovery value. These included several emerging markets corporate names, and a number of companies facing extensive balance sheet restructuring either in or out of bankruptcy. We continued to hold overweighted positions in cable and wireless telecommunications, believing in the asset value and earnings potential of our holdings. The Fund remains underweighted in the retail food and drug companies, automotive and telecommunications sectors. We believe the Fund is well positioned for the expected economic recovery.

In Conclusion

We thank you for your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

January 13, 2003

PROXY RESULTS

During the six-month period ended November 30, 2002, Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 22, 2002. A description of the proposal and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted       Shares Withheld
                                                                                     For             From Voting
------------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:      Terry K. Glenn                    32,885,258          1,730,080
                                                James H. Bodurtha                 32,889,251          1,726,087
                                                Joe Grills                        32,869,771          1,745,567
                                                Herbert I. London                 32,876,747          1,738,591
                                                Andre F. Perold                   32,889,788          1,725,550
                                                Roberta Cooper Ramo               32,882,082          1,733,256
                                                Robert S. Salomon, Jr.            32,855,769          1,759,569
                                                Melvin R. Seiden                  32,839,832          1,775,506
                                                Stephen B. Swensrud               32,825,455          1,789,883
------------------------------------------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                        S&P      Moody's       Face
INDUSTRIES            Ratings    Ratings      Amount                   Corporate Bonds                                   Value
=================================================================================================================================
Aerospace &             BB-      Ba3       $3,000,000   L-3 Communications Corp., 8% due 8/01/2008                   $  3,150,000
Defense--1.5%           B-       B3           500,000   Transdigm Inc., 10.375% due 12/01/2008                            520,000
                                                                                                                     ------------
                                                                                                                        3,670,000
=================================================================================================================================
Airlines--1.2%          A-       B1           750,000   American Airlines, 7.80% due 10/01/2006                           510,080
                                                        Continental Airlines Inc.:
                        BBB      Ba2        1,132,575      7.033% due 6/15/2011                                           637,866
                        A-       Baa3         381,016      6.90% due 1/02/2017                                            286,886
                        D        Ca         4,000,000   USAir Inc., 10.375% due 3/01/2013 (c)                           1,360,000
                                                                                                                     ------------
                                                                                                                        2,794,832
=================================================================================================================================
Automotive--0.9%        BB+      Ba2        1,725,000   AutoNation Inc., 9% due 8/01/2008                               1,811,250
                        B        B3           223,000   Metaldyne Corporation, 11% due 6/15/2012                          185,090
                        B        B3           250,000   United Auto Group Inc., 9.625% due 3/15/2012 (e)                  250,625
                                                                                                                     ------------
                                                                                                                        2,246,965
=================================================================================================================================
Broadcasting--5.6%      NR*      NR*        5,000,000   Acme Intermediate Holdings/Finance, 12%** due 9/30/2005         4,425,000
                        CCC+     B3           275,000   Acme Television/Finance, 10.875% due 9/30/2004                    277,750
                        B+       B1           525,000   Corus Entertainment Inc., 8.75% due 3/01/2012                     555,187
                        B-       B2         2,400,000   Emmis Communications Corporation, 8.125% due 3/15/2009          2,502,000
                        B-       B3           275,000   Entravision Communications Corporation, 8.125% due 3/15/2009      290,125
                        B-       Caa1       1,000,000   LIN Holdings Corporation, 10.725%** due 3/01/2008               1,030,000
                        B-       B3         1,375,000   Nextmedia Operating Inc., 10.75% due 7/01/2011                  1,436,875
                        B-       B3         2,000,000   Salem Communications Holding Corporation, 9% due 7/01/2011      2,095,000
                        B-       B3         1,125,000   Young Broadcasting Inc., 10% due 3/01/2011                      1,122,188
                                                                                                                     ------------
                                                                                                                       13,734,125
=================================================================================================================================
Cable--                 C        Caa2       2,900,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007           2,117,000
International--2.0%     C        Caa2       4,000,000   Diamond Holdings PLC, 9.125% due 2/01/2008 (c)(g)               2,840,000
                                                                                                                     ------------
                                                                                                                        4,957,000
=================================================================================================================================


                                      4 & 5

                          Corporate High Yield Fund III, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P      Moody's      Face
INDUSTRIES            Ratings    Ratings     Amount                   Corporate Bonds                                    Value
=================================================================================================================================
Cable--U.S.--8.3%                                       CSC Holdings Inc.:
                        BB-      B1        $2,750,000      8.125% due 8/15/2009                                      $  2,591,875
                        BB-      B1         2,600,000      7.625% due 4/01/2011                                         2,418,000
                                                        Charter Communications Holdings:
                        B-       B3         3,500,000      8.625% due 4/01/2009                                         1,715,000
                        B-       B3         2,000,000      10.75% due 10/01/2009                                        1,010,000
                        B+       B1         3,500,000   Echostar DBS Corporation, 9.125% due 1/15/2009                  3,587,500
                        B-       Caa1       3,925,000   Insight Communications, 12.25%** due 2/15/2011                  1,942,875
                        B+       B2         1,650,000   Insight MidWest, 10.50% due 11/01/2010                          1,641,750
                        B+       B2         1,625,000   Mediacom Broadband LLC, 11% due 7/15/2013                       1,657,500
                        NR*      NR*        2,525,000   Olympus Communications LP/Capital Corp., 10.625%
                                                        due 11/15/2006 (c)                                              1,944,250
                        B-       Ba3        1,750,000   Panamsat Corporation, 8.50% due 2/01/2012 (e)                   1,710,625
                                                                                                                     ------------
                                                                                                                       20,219,375
=================================================================================================================================
Chemicals--4.9%         B-       Caa1       1,500,000   Huntsman ICI Chemicals, 10.125% due 7/01/2009                   1,320,000
                        B-       Caa2       2,300,000   Huntsman ICI Holdings, 13.898%** due 12/31/2009                   552,000
                        B+       Ba3        1,750,000   IMC Global Inc., 7.625% due 11/01/2005                          1,697,500
                        BB-      B2         2,025,000   ISP ChemCo., 10.25% due 7/01/2011                               2,095,875
                        B+       B2         2,000,000   ISP Holdings, Inc., 10.625% due 12/15/2009                      1,800,000
                        BB-      Ba3        1,350,000   MacDermid, Inc., 9.125% due 7/15/2011                           1,458,000
                        BBB-     Ba1        1,100,000   Millennium America Inc., 9.25% due 6/15/2008                    1,149,500
                        B        Caa3       2,100,000   Terra Industries, 10.50% due 6/15/2005                          1,911,000
                                                                                                                     ------------
                                                                                                                       11,983,875
=================================================================================================================================
Consumer                BB+      Ba3        3,450,000   American Greetings, 11.75% due 7/15/2008                        3,795,000
Products--4.8%          B-       B2         1,350,000   Armkel LLC/Armkel Finance, 9.50% due 8/15/2009                  1,461,375
                        B-       B2         2,887,000   Chattem, Inc., 8.875% due 4/01/2008                             2,973,610
                        NR*      NR*        8,500,000   Corning Consumer Products, 9.625% due 5/01/2008 (c)               425,000
                        CCC      Caa2       3,875,000   Samsonite Corporation, 10.75% due 6/15/2008                     3,138,750
                                                                                                                     ------------
                                                                                                                       11,793,735
=================================================================================================================================
Diversified Media--     B        B2           525,000   Dex Media East LLC, 9.875% due 11/15/2009 (e)                     559,125
4.4%                                                    Primedia, Inc.:
                        B        B3         3,175,000      7.625% due 4/01/2008                                         2,833,688
                        B        B3         2,000,000      8.875% due 5/15/2011                                         1,845,000
                                                        R.H. Donnelley Financial Corporation I (e):
                        B+       B1           200,000      8.875% due 12/15/2010                                          209,500
                        B+       B2           725,000      10.875% due 12/15/2012                                         769,406
                        BBB      Baa2       1,000,000   World Color Press Inc., 7.75% due 2/15/2009                       988,304
                        B        B2         5,080,000   Yell Finance BV, 12.863%** due 8/01/2011                        3,632,200
                                                                                                                     ------------
                                                                                                                       10,837,223
=================================================================================================================================
Energy--Exploration     CCC+     Caa1       1,225,000   Mission Resources Corporation, 10.875% due 4/01/2007              698,250
& Production--2.3%      B        B2         1,300,000   Nuevo Energy Company, 9.375% due 10/01/2010                     1,319,500
                        B        B2           825,000   Plains E&P Company, 8.75% due 7/01/2012 (e)                       862,125
                        B+       B2           475,000   Stone Energy Corporation, 8.25% due 12/15/2011                    494,000
                        BB-      Ba3        1,150,000   Vintage Petroleum, 8.25% due 5/01/2012                          1,196,000
                        B+       Ba3          975,000   Westport Resources Corporation, 8.25% due 11/01/2011            1,014,000
                                                                                                                     ------------
                                                                                                                        5,583,875
=================================================================================================================================
Energy--Other--9.6%     BB-      B1         1,850,000   El Paso Energy Partners, 8.50% due 6/01/2011                    1,688,125
                        B        B2         1,500,000   Ferrellgas Partners LP, 8.75% due 6/15/2012                     1,567,500
                        BB-      Ba3          425,000   Grant Prideco Escrow, 9% due 12/15/2009 (e)                       437,750
                                                        Hanover Equipment (e):
                        BB-      B1           525,000      Trust A, 8.50% due 9/01/2008                                   507,938
                        BB-      B1         1,650,000      Trust B, 8.75% due 9/01/2011                                 1,584,000
                        CCC      B3         5,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                       4,450,000
                        CCC      Caa3       2,750,000   Petroleum Geo-Services, 6.25% due 11/19/2003                    1,045,000
                        BB       Ba3        3,932,000   Port Arthur Finance Corporation, 12.50% due 1/15/2009           4,187,580
                        B        B3         3,225,000   Tesoro Petroleum Corp., 9% due 7/01/2008                        2,225,250
                        B        B2         1,400,000   Trico Marine Services, 8.875% due 5/15/2012                     1,298,500
                        B-       B3         2,750,000   United Refining Co., 10.75% due 6/15/2007                       2,145,000
                        B        Caa1       3,350,000   Williams Companies Inc., 8.125% due 3/15/2012 (e)               2,278,000
                                                                                                                     ------------
                                                                                                                       23,414,643
=================================================================================================================================
Food/Tobacco--4.3%      B        B3           750,000   American Seafood Group LLC, 10.125% due 4/15/2010                 768,750
                        B+       Ba3          725,000   Constellation Brands Inc., 8.125% due 1/15/2012                   764,875
                        B+       B2         3,250,000   Cott Beverages Inc., 8% due 12/15/2011                          3,412,500
                        CCC-     Caa1       1,375,000   New World Pasta Company, 9.25% due 2/15/2009                      962,500
                        BB+      Ba2        1,675,000   Smithfield Foods Inc., 8% due 10/15/2009                        1,702,219
                        BB       Ba1        2,700,000   Yum! Brands Inc., 8.875% due 4/15/2011                          2,956,500
                                                                                                                     ------------
                                                                                                                       10,567,344
=================================================================================================================================
Gaming--7.6%            B+       B1         1,575,000   Boyd Gaming Corporation, 8.75% due 4/15/2012                    1,665,562
                        B        B2         1,175,000   Isle of Capri Casinos, 9% due 3/15/2012                         1,207,313
                        BBB-     Ba1        1,550,000   MGM Mirage, Inc., 8.50% due 9/15/2010                           1,686,268
                        BB+      Ba2        3,000,000   Park Place Entertainment, 7.875% due 3/15/2010                  3,052,500
                        B-       B3         1,400,000   Penn National Gaming Inc., 8.875% due 3/15/2010                 1,438,500
                        B        B2         1,750,000   Resorts International Hotel/Casino, 11.50% due 3/15/2009        1,566,250
                        B+       B2         3,250,000   Sun International Hotels, 8.875% due 8/15/2011                  3,331,250
                        B-       Caa1       2,925,000   Venetian Casino/LV Sands, 11% due 6/15/2010 (e)                 3,042,000
                        CCC+     B3         1,475,000   Wynn Las Vegas LLC, 12% due 11/01/2010                          1,471,313
                                                                                                                     ------------
                                                                                                                       18,460,956
=================================================================================================================================


                                     6 & 7

                          Corporate High Yield Fund III, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P      Moody's      Face
INDUSTRIES            Ratings    Ratings     Amount                   Corporate Bonds                                     Value
==================================================================================================================================
Government--            B+       B2        $3,000,000   Federal Republic of Brazil, 14.50% due 10/15/2009             $  2,280,000
Foreign--0.9%
==================================================================================================================================
Health Care--6.8%       B-       Caa1       3,225,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006               3,289,500
                        BB-      Ba3        1,700,000   AmerisourceBergen Corp., 7.25% due 11/15/2012 (e)                1,768,000
                        CCC+     B3         1,800,000   Extendicare Health Services, 9.35% due 12/15/2007                1,503,000
                        B        B3         1,525,000   Fisher Scientific International, 8.125% due 5/01/2012            1,582,187
                        B+       Ba2        3,750,000   Fresenius Medical Capital Trust II, 7.875% due 2/01/2008         3,675,000
                        B+       NR*        1,000,000   ICN Pharmaceuticals Inc., 6.50% due 7/15/2008 (Convertible)        778,310
                        CCC+     B3         1,825,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                    1,884,313
                        BBB      Ba1        1,475,000   Manor Care Inc., 8% due 3/01/2008                                1,550,594
                        BBB-     Baa3         750,000   Tenet Healthcare Corporation, 6.375% due 12/01/2011                671,250
                                                                                                                      ------------
                                                                                                                        16,702,154
==================================================================================================================================
Housing--5.0%           B        B2         5,750,000   Building Materials Corporation, 8% due 12/01/2008                4,485,000
                        BB       Ba1        1,800,000   D.R. Horton, Inc., 7.50% due 12/01/2007                          1,795,500
                        BB-      Ba3        4,225,000   Forest City Enterprises Inc., 8.50% due 3/15/2008                4,267,250
                        B        B3           308,000   U.S. Industries, Inc., 11.25% due 12/31/2005 (e)                   277,200
                        B        B3         1,629,000   USI American Holdings Inc., 7.25% due 12/01/2006                 1,303,200
                                                                                                                      ------------
                                                                                                                        12,128,150
==================================================================================================================================
Information             B        B1         4,250,000   Amkor Technology Inc., 9.25% due 5/01/2006                       4,101,250
Technology--3.1%        BB-      Ba2        2,350,000   Celestica Inc., 4.64%** due 8/01/2020 (Convertible)              1,074,279
                        CCC+     Caa1       3,725,000   SCG Holdings Corporation, 12% due 8/01/2009                      1,378,250
                        BB       Ba3        1,000,000   Solectron Corporation, 9.625% due 2/15/2009                        985,000
                                                                                                                      ------------
                                                                                                                         7,538,779
==================================================================================================================================
Leisure--7.9%           BB-      Ba3        1,550,000   Felcor Lodging LP, 9.50% due 9/15/2008                           1,588,750
                        BB-      Ba3        3,250,000   HMH Properties, Inc., 8.45% due 12/01/2008                       3,258,125
                        BBB-     Ba1        2,025,000   Hilton Hotels Corporation, 8.25% due 2/15/2011                   2,126,491
                        BBB-     Ba1        1,750,000   ITT Corporation (New), 7.75% due 11/15/2025                      1,592,500
                                                        Intrawest Corporation:
                        B+       B1         3,750,000      9.75% due 8/15/2008                                           3,778,125
                        B+       B1         1,225,000      10.50% due 2/01/2010                                          1,261,750
                                                        Meristar Hospitality Corp.:
                        B        B1           700,000      9% due 1/15/2008                                                647,500
                        B        B1           175,000      10.50% due 6/15/2009                                            168,875
                        B        B2           600,000   Premier Parks Inc., 9.75% due 6/15/2007                            582,000
                        B        B2         4,000,000   Six Flags Inc., 9.50% due 2/01/2009                              3,820,000
                        B        B2           475,000   Vail Resorts Inc., 8.75% due 5/15/2009                             479,750
                                                                                                                      ------------
                                                                                                                        19,303,866
==================================================================================================================================
Manufacturing--4.8%     CCC+     Caa1       1,825,000   Columbus McKinnon Corp., 8.50% due 4/01/2008                     1,286,625
                        B-       Caa1       3,500,000   Eagle-Picher Industries, 9.375% due 3/01/2008                    2,380,000
                        B-       Caa2       2,250,000   Foamex LP, 13.50% due 8/15/2005                                    618,750
                        CCC+     Caa1       1,050,000   International Wire Group, Inc., 11.75% due 6/01/2005               651,000
                        B        B2         2,475,000   Johnson Diversey Inc., 9.625% due 5/15/2012 (e)                  2,561,625
                        B-       B3           425,000   Rexnord Corporation, 10.125% due 12/15/2012 (e)                    439,875
                                                        Tyco International Group SA:
                        BBB-     Ba2        1,425,000      6.375% due 2/15/2006                                          1,353,750
                        BBB-     Ba2        2,600,000      6.375% due 10/15/2011                                         2,327,000
                                                                                                                      ------------
                                                                                                                        11,618,625
==================================================================================================================================
Metal--Other--3.1%      B-       B3         1,058,750   Great Lakes Carbon Corp., 10.25% due 5/15/2008 (d)                 742,448
                        BB       Ba3        2,925,000   Luscar Coal Ltd., 9.75% due 10/15/2011                           3,173,625
                        B-       Caa1       5,000,000   Ormet Corporation, 11% due 8/15/2008 (e)                         2,900,000
                        B        B3           950,000   UCAR Finance Inc., 10.25% due 2/15/2012                            760,000
                                                                                                                      ------------
                                                                                                                         7,576,073
==================================================================================================================================
Multi-Sector            NR*      Ba1        2,100,000   Morgan Stanley Tracers, 8.159% due 5/01/2012 (b)(e)              2,063,670
Holdings--0.9%
==================================================================================================================================
Packaging--3.6%         B-       B3           775,000   Bway Corporation, 10% due 10/15/2010 (e)                           792,437
                        CCC+     NR*        1,350,000   Graham Packaging Company, 13.569%** due 1/15/2009                1,269,000
                        B+       B2           250,000   Graphic Packaging Corporation, 8.625% due 2/15/2012                262,813
                        BB       B2         2,500,000   Owens-Brockway Glass Container, 8.875% due 2/15/2009             2,600,000
                        B+       B3         1,550,000   Owens-Illinois Inc., 7.15% due 5/15/2005                         1,503,500
                        B-       Caa1       1,275,000   Pliant Corporation, 13% due 6/01/2010                            1,147,500
                        CCC+     Caa1       2,450,000   US Can Corporation, 12.375% due 10/01/2010                       1,139,250
                                                                                                                      ------------
                                                                                                                         8,714,500
==================================================================================================================================
Paper--6.7%             D        Ca         1,000,000   APP International Finance, 11.75% due 10/01/2005 (c)               310,000
                        BBB-     Ba1        1,400,000   Abitibi Consolidated Inc., 8.55% due 8/01/2010                   1,478,737
                        B-       B3         3,025,000   Ainsworth Lumber Company, 12.50% due 7/15/2007 (d)               3,119,531
                        B+       Ba2        1,375,000   Caraustar Industries Inc., 9.875% due 4/01/2011                  1,426,562
                                                        Doman Industries Limited (c):
                        D        Ca         9,700,000      8.75% due 3/15/2004                                           1,746,000
                        D        Ca           550,000      9.25% due 11/15/2007                                             99,000
                        B        B2         1,250,000   Jefferson Smurfit-Stone Container, 8.25% due 10/01/2012 (e)      1,306,250
                                                        MDP Acquisitions PLC (e):
                        B        B2         1,625,000      9.625% due 10/01/2012                                         1,694,063
                        B        B3           700,000      15.50% due 10/01/2013 (d)                                       735,000
                        BB+      Ba2        3,000,000   Norske Skog of Canada, 8.625% due 6/15/2011                      3,082,500
                        BB-      Ba3        1,500,000   Smurfit Capital Funding PLC, 7.50% due 11/20/2025                1,290,090
                                                                                                                      ------------
                                                                                                                        16,287,733
==================================================================================================================================


                                      8 & 9

                          Corporate High Yield Fund III, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                        S&P      Moody's      Face
INDUSTRIES            Ratings    Ratings     Amount                  Corporate Bonds                                      Value
==================================================================================================================================
Services--2.2%          B+       Ba2       $  450,000   Airgas Inc., 9.125% due 10/01/2011                            $    488,250
                        BB-      Ba3          725,000   Allied Waste North America, 8.875% due 4/01/2008                   746,750
                        B        B2           900,000   Coinmach Corporation, 9% due 2/01/2010                             945,000
                        B        B3         3,500,000   Williams Scotsman, Inc., 9.875% due 6/01/2007                    3,290,000
                                                                                                                      ------------
                                                                                                                         5,470,000
==================================================================================================================================
Steel--0.4%             BB-      B1           975,000   Oregon Steel Mills Inc., 10% due 7/15/2009 (e)                   1,011,563
==================================================================================================================================
Telecommunications--    B-       Caa1       3,050,000   Fairpoint Communications, 12.50% due 5/01/2010                   1,967,250
1.7%                    B-       Ba3        1,200,000   Qwest Corporation, 8.875% due 3/15/2012 (e)                      1,158,000
                        CCC+     B3         1,275,000   Time Warner Telecom Inc., 10.125% due 2/01/2011                    698,063
                        CCC+     B3           550,000   Time Warner Telecom LLC, 9.75% due 7/15/2008                       302,500
                                                                                                                      ------------
                                                                                                                         4,125,813
==================================================================================================================================
Transportation--2.7%    B+       B1         3,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                       3,087,500
                        BB-      Ba3          325,000   Stena AB, 9.625% due 12/01/2012 (e)                                331,500
                        BB-      Ba2        2,325,000   Teekay Shipping Corporation, 8.875% due 7/15/2011                2,397,656
                        B+       B2         1,125,000   Transportacion Maritima Mexicana, SA de CV, 10.25%
                                                        due 11/15/2006                                                     731,250
                                                                                                                      ------------
                                                                                                                         6,547,906
==================================================================================================================================
Utility--8.6%                                            The AES Corporation:
                        B+       B3           825,000      8.75% due 12/15/2002                                            734,250
                        B-       Caa1         900,000      8.375% due 8/15/2007                                            243,000
                        B+       B3         5,350,000      9.375% due 9/15/2010                                          2,461,000
                        B+       B3         3,325,000      8.875% due 2/15/2011                                          1,496,250
                        C        C            850,000   AES Drax Energy Ltd., 11.50% due 8/30/2010                          10,625
                                                        CMS Energy Corporation:
                        B+       B3           800,000      7.50% due 1/15/2009                                             680,000
                        NR*      B3         1,025,000      8.50% due 4/15/2011                                             871,250
                        BB       Ba2        1,400,000   CMS Panhandle Holding Company, 6.50% due 7/15/2009               1,325,444
                        B+       B1         4,025,000   Calpine Canada Energy Finance, 8.50% due 5/01/2008               1,851,500
                                                        Calpine Corporation:
                        B+       B1         1,500,000      8.25% due 8/15/2005                                             727,500
                        B+       B1           100,000      4% due 12/26/2006 (Convertible) (e)                              52,027
                        B+       B1         1,100,000      8.625% due 8/15/2010                                            486,750
                        BBB-     Baa3       1,400,000   Consumers Energy Company, 7.375% due 9/15/2023                   1,376,631
                        BB       Ba1        1,430,000   ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011            1,188,859
                        BB-      Ba3        1,250,000   Midland Funding II, 11.75% due 7/23/2005                         1,262,500
                        BB       Ba3        4,850,000   Mirant Americas Generation Inc., 8.30% due 5/01/2011             2,255,250
                        B-       B3         5,400,000   Mission Energy Holdings, 13.50% due 7/15/2008                    1,188,000
                        B+       B3           550,000   Northwest Pipeline Corporation, 6.625% due 12/01/2007              497,750
                        BB       Ba2        1,000,000   Sierra Pacific Power Company, 8% due 6/01/2008                     899,420
                        BBB-     Ba1        1,300,000   Western Resources Inc., 7.875% due 5/01/2007                     1,300,000
                                                                                                                      ------------
                                                                                                                        20,908,006
==================================================================================================================================
Wireless--8.1%          B-       Caa1       5,100,000   American Tower Systems Corporation, 9.375% due 2/01/2009         3,914,250
                        B        B3         3,200,000   Crown Castle International Corporation, 9.375% due 8/01/2011     2,688,000
                        CCC+     Caa1       4,019,000   Loral Cyberstar Inc., 10% due 7/15/2006                          1,326,270
                        B-       Caa1       5,000,000   Millicom International Cellular SA, 13.50% due 6/01/2006         2,000,000
                        NR*      NR*        2,034,235   NII Holdings Inc., 13.07%** due 11/01/2009 (e)                   1,484,992
                        B        B3           625,000   Nextel Communications, Inc., 9.50% due 2/01/2011                   578,125
                        CCC+     Caa1       5,500,000   Nextel Partners Inc., 12.576%** due 2/01/2009                    3,960,000
                                                        Telesystem International Wireless:
                        B-       NR*        1,725,701      14% due 12/30/2003                                            1,285,647
                        B-       Ca           121,299      14% due 12/30/2003 (e)                                           90,368
                        BBB      Baa2       2,250,000   Tritel PCS Inc., 10.375% due 1/15/2011                           2,362,500
                                                                                                                      ------------
                                                                                                                        19,690,152
==================================================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$352,059,100)--123.9%                                   302,230,938
==================================================================================================================================
                                             Shares
                                              Held                Common Stocks
==================================================================================================================================
Automotive--0.0%                                5,000   Allied Signal Litigation Trust (c)                                       0
                                                5,000   Breed Creditors Litigation Trust (c)                                     0
                                                                                                                      ------------
                                                                                                                                 0
==================================================================================================================================
Financial--0.1%                             5,000,000   LTC-Amresco                                                        125,000
==================================================================================================================================
Food/Tobacco--0.0%                             88,554   Aurora Foods Inc. (c)                                               43,391
==================================================================================================================================
Metal--                                       252,102   Metal Management, Inc. (c)                                         957,988
Other--0.4%
==================================================================================================================================
Wireless--1.0%                                194,342   NII Holdings Inc. (Class B) (c)                                  2,468,143
==================================================================================================================================
                                                        Total Investments in Common Stocks (Cost--$12,557,648)--1.5%     3,594,522
==================================================================================================================================


                                     10 & 11

                          Corporate High Yield Fund III, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                              Shares
INDUSTRIES                     Held                      Preferred Stocks & Warrants                                     Value
=================================================================================================================================
Food & Drug--0.0%             60,617   Nebco Evans Holding Co. (d)                                                   $        606
=================================================================================================================================
Packaging--0.0%                4,000   Pliant Corporation (Warrants) (f)                                                    4,000
=================================================================================================================================
Paper--0.0%                    3,750   APP China Group Ltd. (Warrants) (e)(f)                                                   0
=================================================================================================================================
Steel--0.0%                    2,750   Republic Technologies (Warrants) (f)                                                    28
=================================================================================================================================
Wireless--0.0%                32,981   Loral Space & Communications (Warrants) (f)                                          1,649
=================================================================================================================================
                                       Total Investments in Preferred Stocks & Warrants (Cost--$5,881,993)--0.0%            6,283
=================================================================================================================================

                                                           Short-Term Securities
=================================================================================================================================
Common Stock--0.5%         1,313,390  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (a)                       1,313,390
=================================================================================================================================
                                      Total Investments in Short-Term Securities (Cost--$1,313,390)--0.5%               1,313,390
=================================================================================================================================
                                      Total Investments (Cost--$371,812,131)--125.9%                                  307,145,133
                                      Liabilities in Excess of Other Assets--(25.9%)                                  (63,183,607)
                                                                                                                     ------------
                                      Net Assets--100.0%                                                             $243,961,526
                                                                                                                     ============
=================================================================================================================================

 *    Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

      --------------------------------------------------------------------------
                                       Net Share          Net           Dividend
      Affiliate                         Activity          Cost           Income
      --------------------------------------------------------------------------
      Merrill Lynch
      Liquidity Series, LLC
      Cash Sweep Series I              1,313,390       $1,313,390         $235
      --------------------------------------------------------------------------

(b)   Floating rate note.
(c)   Non-income producing security.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(g) Restricted securities as to resale. The value of the Fund's investment in restricted securities was $2,840,000, representing 1.2% of net assets.

      --------------------------------------------------------------------------
                                      Acquisition
      Issue                               Date          Cost            Value
      --------------------------------------------------------------------------
      Diamond Holdings,
      PLC, 9.125% due 2/01/2008        1/30/1998      $4,000,000      $2,840,000
      --------------------------------------------------------------------------
      Total                                           $4,000,000      $2,840,000
                                                      ==========      ==========
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of November 30, 2002
==============================================================================================================================
Assets:        Investments, at value (identified cost--$371,812,131) ............                                $ 307,145,133
               Cash .............................................................                                    2,173,489
               Receivables:
                  Interest ......................................................          $   9,016,505
                  Securities sold ...............................................              8,556,242
                  Dividends .....................................................                    235            17,572,982
                                                                                           -------------
               Prepaid expenses and other assets ................................                                       24,451
                                                                                                                 -------------
               Total assets .....................................................                                  326,916,055
                                                                                                                 -------------
==============================================================================================================================
Liabilities:   Loans ............................................................                                   68,600,000
               Payables:
                  Securities purchased ..........................................             14,193,845
                  Investment adviser ............................................                138,116
                  Interest on loans .............................................                 21,675            14,353,636
                                                                                           -------------
               Accrued expenses .................................................                                          893
                                                                                                                 -------------
               Total liabilities ................................................                                   82,954,529
                                                                                                                 -------------
==============================================================================================================================
Net Assets:    Net assets .......................................................                                $ 243,961,526
                                                                                                                 =============
==============================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ......                                $   3,659,529
               Paid-in capital in excess of par .................................                                  535,061,473
               Undistributed investment income--net .............................          $   6,156,332
               Accumulated realized capital losses on investments--net ..........           (236,248,810)
               Unrealized depreciation on investments--net ......................            (64,666,998)
                                                                                           -------------
               Total accumulated losses--net ....................................                                 (294,759,476)
                                                                                                                 -------------
               Total--Equivalent to $6.67 per share based on 36,595,290
               shares of capital stock outstanding (market price--$6.86) ........                                $ 243,961,526
                                                                                                                 =============
==============================================================================================================================

               See Notes to Financial Statements.


                                    12 & 13

                          Corporate High Yield Fund III, Inc., November 30, 2002

STATEMENT OF OPERATIONS

                    For the Six Months Ended November 30, 2002
=========================================================================================================================
Investment Income:  Interest ...................................................                            $  18,489,403
                    Securities lending--net ....................................                                    2,498
                    Dividends ..................................................                                      235
                    Other ......................................................                                   72,263
                                                                                                            -------------
                    Total income ...............................................                               18,564,399
                                                                                                            -------------
=========================================================================================================================
Expenses:           Investment advisory fees ...................................       $     947,738
                    Loan interest expense ......................................             765,834
                    Borrowing costs ............................................             101,778
                    Professional fees ..........................................              51,385
                    Accounting services ........................................              47,035
                    Transfer agent fees ........................................              31,681
                    Directors' fees and expenses ...............................              27,391
                    Printing and shareholder reports ...........................              20,950
                    Listing fees ...............................................              15,586
                    Custodian fees .............................................              12,925
                    Pricing services ...........................................               8,404
                    Other ......................................................              11,691
                                                                                       -------------
                    Total expenses .............................................                                2,042,398
                                                                                                            -------------
                    Investment income--net .....................................                               16,522,001
                                                                                                            -------------
=========================================================================================================================
Realized &          Realized loss on investments--net ..........................                              (42,824,812)
Unrealized          Change in unrealized depreciation on investments--net ......                                4,994,023
Gain (Loss) on                                                                                              -------------
Investments--Net:   Total realized and unrealized loss on investments--net .....                              (37,830,789)
                                                                                                            -------------
                    Net Decrease in Net Assets Resulting from Operations .......                            $ (21,308,788)
                                                                                                            =============
=========================================================================================================================

            See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        For the Six           For the
                                                                                        Months Ended         Year Ended
                                                                                        November 30,           May 31,
                    Increase (Decrease) in Net Assets:                                      2002                2002
=========================================================================================================================
Operations:         Investment income--net .....................................       $  16,522,001        $  41,568,319
                    Realized loss on investments--net ..........................         (42,824,812)        (101,928,792)
                    Change in unrealized depreciation on investments--net ......           4,994,023           49,263,127
                                                                                       -------------        -------------
                    Net decrease in net assets resulting from operations .......         (21,308,788)         (11,097,346)
                                                                                       -------------        -------------
=========================================================================================================================
Dividends to        Dividends to shareholders from investment income--net ......         (15,395,603)         (40,453,896)
Shareholders:                                                                          -------------        -------------
=========================================================================================================================
Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions:       reinvestment of dividends ..................................           1,294,038            5,922,956
                                                                                       -------------        -------------
=========================================================================================================================
Net Assets:         Total decrease in net assets ...............................         (35,410,353)         (45,628,286)
                    Beginning of period ........................................         279,371,879          325,000,165
                                                                                       -------------        -------------
                    End of period* .............................................       $ 243,961,526        $ 279,371,879
                                                                                       =============        =============
=========================================================================================================================
                   *Undistributed investment income--net .......................       $   6,156,332        $   5,029,934
                                                                                       =============        =============
=========================================================================================================================

            See Notes to Financial Statements.


                                    14 & 15

                          Corporate High Yield Fund III, Inc., November 30, 2002

STATEMENT OF CASH FLOWS

                          For the Six Months Ended November 30, 2002
============================================================================================================================
Cash Provided by          Net decrease in net assets resulting from operations ...........................     $ (21,308,788)
Operating Activities:     Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                             Decrease in receivables .....................................................         1,081,591
                             Decrease in other assets ....................................................           161,687
                             Decrease in other liabilities ...............................................          (120,432)
                             Realized and unrealized loss on investments--net ............................        37,830,789
                             Amortization of discount ....................................................        (2,531,938)
                                                                                                               -------------
                          Net cash provided by operating activities ......................................        15,112,909
                                                                                                               -------------
============================================================================================================================
Cash Provided by          Proceeds from sales of long-term investments ...................................       123,262,112
Investing Activities:     Purchases of long-term investments .............................................      (104,507,556)
                          Proceeds from sales and maturities of short-term investments--net ..............        (1,310,669)
                                                                                                               -------------
                          Net cash provided by investing activities ......................................        17,443,887
                                                                                                               -------------
============================================================================================================================
Cash Used for             Cash receipts from borrowings ..................................................        51,000,000
Financing Activities:     Cash payments on borrowings ....................................................       (67,300,000)
                          Dividends paid to shareholders .................................................       (14,101,580)
                                                                                                               -------------
                          Net cash used for financing activities .........................................       (30,401,580)
                                                                                                               -------------
============================================================================================================================
Cash:                     Net increase in cash ...........................................................         2,155,216
                          Cash at beginning of period ....................................................            18,273
                                                                                                               -------------
                          Cash at end of period ..........................................................     $   2,173,489
                                                                                                               =============
============================================================================================================================
Cash Flow                 Cash paid for interest .........................................................     $     806,176
Information:                                                                                                   =============
============================================================================================================================
Non-Cash Financing        Reinvestment of dividends to shareholders ......................................     $   1,294,038
Activities:                                                                                                    =============
============================================================================================================================

            See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

              The following per share data and ratios have been derived  For the Six
              from information provided in the financial statements.     Months Ended            For the Year Ended May 31,
                                                                         November 30,  --------------------------------------------
              Increase (Decrease) in Net Asset Value:                        2002         2002        2001        2000        1999
===================================================================================================================================
Per Share     Net asset value, beginning of period ...................    $   7.68     $   9.11    $  10.65    $  12.98    $  14.99
Operating                                                                 --------     --------    --------    --------    --------
Performance:    Investment income--net ...............................         .45**       1.15**      1.31**      1.46**      1.47
                Realized and unrealized loss on investments--net .....       (1.04)       (1.47)      (1.48)      (2.30)      (1.99)
                                                                          --------     --------    --------    --------    --------
              Total from investment operations .......................        (.59)        (.32)       (.17)       (.84)       (.52)
                                                                          --------     --------    --------    --------    --------
              Less dividends and distributions:
                Investment income--net ...............................        (.42)       (1.11)      (1.37)      (1.49)      (1.46)
                In excess of realized gain on investments--net .......          --           --          --          --        (.03)
                                                                          --------     --------    --------    --------    --------
              Total dividends and distributions ......................        (.42)       (1.11)      (1.37)      (1.49)      (1.49)
                                                                          --------     --------    --------    --------    --------
              Capital charge resulting from issuance of Common Stock .          --           --          --          --+         --+
                                                                          --------     --------    --------    --------    --------
              Net asset value, end of period .........................    $   6.67     $   7.68    $   9.11    $  10.65    $  12.98
                                                                          ========     ========    ========    ========    ========
              Market price per share, end of period ..................    $   6.86     $   8.22    $   9.38    $10.1875    $12.8125
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Total         Based on market price per share ........................     (11.04%)++      .59%       6.21%      (8.96%)      1.45%
Investment                                                                ========     ========    ========    ========    ========
Return:***    Based on net asset value per share .....................      (7.42%)++    (3.13%)     (1.44%)     (6.06%)     (2.73%)
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Ratios to     Expenses, excluding interest expense ...................       1.05%*       1.10%       1.00%        .97%        .85%
Average                                                                   ========     ========    ========    ========    ========
Net Assets:   Expenses ...............................................       1.68%*       2.14%       3.47%       3.07%       2.28%
                                                                          ========     ========    ========    ========    ========
              Investment income--net .................................      13.56%*      14.37%      13.26%      12.13%      10.58%
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Leverage:     Amount of borrowings outstanding, end of period
              (in thousands)..........................................    $ 68,600     $ 84,900    $109,700    $137,400    $155,700
                                                                          ========     ========    ========    ========    ========
              Average amount of borrowings outstanding during
              the period (in thousands)...............................    $ 74,295     $ 98,924    $132,070    $146,410    $126,034
                                                                          ========     ========    ========    ========    ========
              Average amount of borrowings outstanding per share
              during the period ......................................    $   2.04     $   2.75    $   3.73    $   4.16    $   3.60
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================
Supplemental  Net assets, end of period (in thousands) ...............    $243,962     $279,372    $325,000    $375,465    $455,178
Data:                                                                     ========     ========    ========    ========    ========
              Portfolio turnover .....................................      33.03%       65.44%      46.99%      45.40%      46.86%
                                                                          ========     ========    ========    ========    ========
===================================================================================================================================

  +   Amount is less than $.01 per share.
 ++   Aggregate total investment return.
  *   Annualized.
 **   Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    16 & 17

                          Corporate High Yield Fund III, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate swaps--The Fund is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Fund exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the swap agreement, the Fund would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Fund records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                                    18 & 19

                          Corporate High Yield Fund III, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the six months ended November 30, 2002, QA Advisors received $862 in securities lending agent fees.

For the six months ended November 30, 2002, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $201 for security price quotations to compute the net asset value of the Fund.

In addition, MLPF&S received $9,297 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2002.

For the six months ended November 30, 2002, the Fund reimbursed FAM $2,870 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $103,568,890 and $115,735,768, respectively.

Net realized losses for the six months ended November 30, 2002 and net unrealized losses as of November 30, 2002 were as follows:

-------------------------------------------------------------------------------
                                                  Realized         Unrealized
                                                   Losses             Losses
-------------------------------------------------------------------------------
Long-term investments...............           $ (42,824,812)     $ (64,666,998)
                                               -------------      -------------
Total...............................           $ (42,824,812)     $ (64,666,998)
                                               =============      =============
-------------------------------------------------------------------------------

As of November 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $63,171,109, of which $11,429,345 related to appreciated securities and $74,600,454 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $370,316,242.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2002 and the year ended May 31, 2002 increased by 198,329 and 736,614, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 30, 2002, the Fund renewed its $185,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). Under the revolving credit and security agreement, the Fund may borrow money through (i) a line of credit from certain Lenders at the Eurodollar rate plus .75% or the highest of the Federal Funds rate plus .50%, a Base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major U.S. money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the six months ended November 30, 2002, the average amount borrowed was approximately $74,295,000 and the daily weighted average interest rate was 2.07%. For the six months ended November 30, 2002, facility and commitment fees aggregated approximately $102,000. As security for its obligations to the Lenders under the revolving credit and security agreement, the Fund has granted a security interest in substantially all of its assets and in favor of the Lenders.

6. Capital Loss Carryforward:

On May 31, 2002, the Fund had a net capital loss carryforward of $115,491,791, of which $6,419,421 expires in 2007, $21,954,305 expires in 2008, $34,200,029 expires in 2009 and $52,918,036 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On December 3, 2002, an ordinary income dividend of $.076506 was declared. The dividend was paid on December 20, 2002 to shareholders of record on December 10, 2002.


                                    20 & 21

                          Corporate High Yield Fund III, Inc., November 30, 2002

PORTFOLIO INFORMATION

                                                                                                                          Percent of
                         As of November 30, 2002                                                               Long-Term Investments
====================================================================================================================================
Top Ten Holdings         The AES Corporation           AES is a worldwide power producer with operations in the
                                                       United States, Europe, Latin America and Asia. Electricity
                                                       generation and sales are made primarily to wholesale
                                                       customers, although the company has a direct distribution
                                                       business to end users.                                                   1.6%
                         -----------------------------------------------------------------------------------------------------------
                         Intrawest Corp.               Intrawest develops and operates village-centered resorts
                                                       across North America. The company owns 10 mountain resorts, including Whistler/Blackcomb in British Columbia, Mont
                                                       Tremblant in Quebec, Stratton in Vermont and Copper Mountain
                                                       in Colorado. The company also has other vacation/resort
                                                       interests.                                                               1.6
                         -----------------------------------------------------------------------------------------------------------
                         NTL Communications            NTL provides communication services to residential, business
                         Corporation                   and wholesale customers. The company offers residential
                                                       telephone, cable television and Internet access services.                1.6
                         -----------------------------------------------------------------------------------------------------------
                         Cablevisions Systems          Cablevision Systems New York Group provides telecommunications
                         Corporation                   and entertainment services. The company has operations in
                                                       multimedia delivery, subscription cable television services, championship professional sports teams and national television program networks. The company serves customers primarily in
                                                       the New York metropolitan area.                                          1.5
                         -----------------------------------------------------------------------------------------------------------
                         Ocean Rig Norway AS           Ocean Rig Norway owns and operates state-of-the-art oil
                                                       drilling and production rigs with a focus on operations in deep waters and complex drilling environments. The rigs are located off the coast of Canada in the Northern Atlantic and
                                                       in oil fields off the West Coast of Africa.                              1.5
                         -----------------------------------------------------------------------------------------------------------
                         Building Materials            Building Materials is a manufacturer of residential roofing
                         Corporation                   products, with Timberline as its premier brand.                          1.5
                         -----------------------------------------------------------------------------------------------------------
                         Primedia, Inc.                Primedia, a media company, provides specialized information to the consumer, business-to-business and education markets. The company's products include specialty magazines, technical and trade magazines, information products, supplemental education materials and vocational networks. Primedia's consumer
                                                       magazines include the well-known "Seventeen," "New York" and
                                                       "Modern Bride."                                                          1.4
                         -----------------------------------------------------------------------------------------------------------
                         Acme Television/Finance       Acme Television owns broadcast television stations in
                                                       mid-sized markets across the United States. Its stations are
                                                       affiliates of the WB Television Network.                                 1.4
                         -----------------------------------------------------------------------------------------------------------
                         Premier Parks Inc./           The company operates regional theme entertainment parks in the
                         Six Flags Inc.                United States and Europe. Its parks operate under the Six
                                                       Flags name, as well as local brand names such as Frontier
                                                       City, Geanga Lake, Great Escape, Riverside Park and Walibi
                                                       Parks. The company also operates several water parks.                    1.4
                         -----------------------------------------------------------------------------------------------------------
                         Port Arthur Finance           Port Arthur Finance is an oil refinery owned and operated by
                         Corporation                   Premcor Inc. Bonds owned by the Fund are secured by the coker, the part of the refinery that processes heavier crude oils, thereby allowing the company to benefit from purchase of
                                                       cheaper heavy crude oils.                                                1.3
                         -----------------------------------------------------------------------------------------------------------

Portfolio Profile

Quality Ratings by                                                   Percent of
Standard & Poor's                                         Long-Term Investments
--------------------------------------------------------------------------------
BBB .................................................................         7%
BB ..................................................................        24
B ...................................................................        54
CCC .................................................................        11
NR (Not Rated) ......................................................         4
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Energy--Other .......................................................       7.2%
Wireless ............................................................       6.8
Utility .............................................................       6.4
Cable--U.S ..........................................................       6.2
Leisure .............................................................       5.9
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada ..............................................................       7.4%
Bahamas .............................................................       1.9
Luxembourg ..........................................................       1.9
Norway ..............................................................       1.8
Bermuda .............................................................       1.7
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings*                                          Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings...............................................      19.6%
Emerging Market Holdings.............................................       1.2
--------------------------------------------------------------------------------

*     All holdings are denominated in U.S. dollars.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
David W. Clayton, Secretary

--------------------------------------------------------------------------------
Effective January 1, 2003, Melvin R. Seiden, Director of Merrill Lynch Corporate High Yield Fund III, Inc., retired. The Fund's Board of Directors wishes Mr. Seiden well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent

Equiserve Trust Company, N.A.
150 Royall Street
Canton, MA 02021

NYSE Symbol

CYE


                                    22 & 23

[LOGO] Merrill Lynch  Investment Managers

                                                               [GRAPHIC OMITTED]

Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Corporate High Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             COYIII--11/02